                                                                    EXHIBIT 4.1
                          [LORECOM TECHNOLOGIES LOGO]

-------------------                                        -------------------
      NUMBER                                                      SHARES
  LOR
-------------------                                        -------------------

   COMMON STOCK                                               PAR VALUE $.01
                                                                 PER SHARE

                                                            CUSIP 54405M 10 9
THIS CERTIFICATE IS TRANSFERABLE
   IN NEW YORK, NEW YORK AND                             SEE REVERSE FOR CERTAIN
    JERSEY CITY, NEW JERSEY                              DEFINITIONS AND LEGENDS

              INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA


This Certifies that









is the owner of



      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
                              $.01 PER SHARE, OF
                          LORECOM TECHNOLOGIES, INC.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to the provisions of the State of Oklahoma and all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                               Dated:

                                   COUNTERSIGNED AND REGISTERED
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                (Jersey City, NJ)
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR
                                   BY


  /s/ LARRY E. TRAVIS      /s/ JOSEPH O. EVANS

     PRESIDENT AND
CHIEF EXECUTIVE OFFICER        SECRETARY                      AUTHORIZED OFFICER

             [LORECOM TECHNOLOGIES, INC. CORPORATE OKLAHOMA SEAL]

                           LORECOM TECHNOLOGIES, INC

     The Corporation is authorized to issue more than one class of stock and more than one series of preferred stock. The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred class. Such request may be made to the Secretary of the Corporation, or to the Transfer Agent.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants in common           UNIF GIFT                                  UNIF TRNFR
     TEN ENT -as tenants by the entireties   MIN ACT-________ Custodian __________      MIN ACT-_________ Custodian _____________
     JT TEN  -as joint tenants with right             (Cust)              (Minor)                 (Cust)              (Minor)
              of survivorship and not as             Under Uniform Gifts to Minors              Under Uniform Transfers to Minors
              tenants in common                      Act__________________________              Act______________________________
                                                                (State)                                      (State)

    Additional abbreviations may also be used though not in the above list.


     For Value received,______________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________

_________________________________________________________________________Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________________________

_______________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -------------------
                                                        NOTICE:

                                              THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND
                                              WITH THE NAME(S) AS WRITTEN
                                              UPON THE FACE OF THE CERTIFICATE
                                              IN EVERY PARTICULAR WITHOUT
                                              ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.

                                            X
                                             -----------------------------------
                                                        (SIGNATURE)

                                            X
                                             -----------------------------------
                                                        (SIGNATURE)


                                            ____________________________________
                                            THE SIGNATURE SHOULD BE GUARANTEED
                                            BY AN ELIGIBLE GUARANTOR INSTITUTION
                                            (BANKS, STOCKBROKERS, SAVINGS AND
                                            LOAN ASSOCIATIONS AND CREDIT UNIONS
                                            WITH MEMBERSHIP IN AN APPROVED
                                            SIGNATURE GUARANTEE MEDALLION
                                            PROGRAM), PURSUANT TO S.E.C. RULE
                                            17Ad-15.

                                            ------------------------------------
                                            SIGNATURE(S) GUARANTEED BY:









                                            ------------------------------------